UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2006

                         Calypte Biomedical Corporation
                         ------------------------------
               (Exact name of Company as specified in its charter)

          Delaware                      000-20985                  06-1226727
          --------                      ---------                  ----------
(State or Other Jurisdiction)    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                          Identification)

             5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (971) 204-0282
                                                           --------------

                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On May 18, 2006, Calypte Biomedical Corporation (the "Company") held a webcast conference call with analysts and investors, during which Roger I. Gale, the Company's Chairman and Chief Executive Officer, and Theodore R. Gwin, the Company's Chief Financial Officer, discussed the Company's financial results for the quarter ended March 31, 2006 and provided an update on the Company's operations. A copy of the prepared remarks of Messrs. Gale and Gwin is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

A copy of the Company's press release announcing the availability of the transcript and the replay of the webcast is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number           Description
-----------      ---------------------------------------------------------------
   99.1          Prepared Remarks of Roger I. Gale and Theodore R. Gwin for
                 Calypte Biomedical Corporation First Quarter 2006 Analyst/
                 Investor Conference Call held on May 18, 2006.
   99.2          Company's press release dated May 22, 2006.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2006

                                Calypte Biomedical Corporation

                                By: /s/ Theodore R. Gwin
                                    --------------------
                                    Theodore R. Gwin
                                    Chief Financial Officer